UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): July 1, 2022
___________________________________
SHAPEWAYS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-39092 (Commission File Number)	87-2876494 (I.R.S. Employer Identification Number)

30-02 48th Avenue Long Island City, NY		11101
(Address of principal executive offices)		(Zip Code)

(646) 979-9885
(Registrant's telephone number, including area code)
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.001	SHPW	New York Stock Exchange
Warrants, each warrant exercisable for one share of Common Stock for $11.50 per share	SHPW WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 1, 2022, the board of directors (the “Board”) of Shapeways Holdings, Inc., a Delaware company (the “Company”), increased the size of the Board from seven to eight directors and appointed Rajeev Batra, 54, to fill the newly created vacancy as a Class II director, effective immediately. Mr. Batra will serve until the Company’s 2023 annual meeting of stockholders and until his successor is elected and qualified, or sooner in the event of his death, resignation or removal. The Board has determined that Mr. Batra meets the requirements for independence under the applicable listing standards of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended. The Board has not yet named Mr. Batra to any committees of the Board and no committee assignments are contemplated at this time.
Mr. Batra will be entitled to receive compensation in accordance with the Company’s Non-Employee Director Compensation Policy as described in the section entitled “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2022. Mr. Batra has entered into the Company’s standard form of indemnification agreement.
There are no arrangements or understandings between Mr. Batra and any other persons pursuant to which he was elected as a member of the Company’s Board. There are no family relationships between Mr. Batra and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. Mr. Batra is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.
Item 8.01 - Other Events
After serving as chairman of the Board since the Company completed its business combination in September 2021, Josh Wolfe has elected to resign as chairman of the Board effective July 1, 2022. Mr. Wolfe will remain a director of the Company. The Board appointed Leslie C.G. Campbell as chairman of the Board effective upon Mr. Wolfe’s resignation. Ms. Campbell, an independent director, has served on the Board since October 2021 and is a member of the Nominating and Corporate Governance Committee and chairman of the Compensation and Human Capital Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shapeways Holdings Inc.

Dated: July 6, 2022	By:	/s/ Jennifer Walsh
	Name:	Jennifer Walsh
	Title:	Chief Financial Officer